UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

December 31, 2002
Date of Report (Date of earliest event reported

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-13660	95-340340
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(323) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

Aames Financial Corporation, on behalf of its wholly owned subsidiary Aames Capital Corporation, is releasing the following information concerning delinquency and loss in its loan servicing portfolio regarding its mortgage-backed securities. Aames Financial Corporation is releasing this information in response to inquiries received from members of the financial community. A copy of this information with respect to adjustable rate loans is attached to this Form 8-K as Exhibit 99.1 and a copy of this information with respect to fixed rate loans is attached to this Form 8-K as Exhibit 99.2.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Adjustable Rate Loans).

99.2	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Fixed Rate Loans).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: January 24, 2003

Index to Exhibits

Exhibit Index

99.1	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Adjustable Rate Loans).

99.2	Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation (Fixed Rate Loans).